                                                                    DENVER COLO
                                                                  APRIL 4, 1998


THESE DOCUMENTS FORM A PART OF THAT LEASE BETWEEN MACH-1 AND BILL LEARY AND WORLD ASSOCIATES

TO MACH 1. BILL THOMAS AND BILL LEARY PERSONALLY

FROM MARTISCHANG - FERNAL INC.

It is agreed that Bill Leary is taking possession of the south 50% of floor 2-5335 W 48 Ave. on May 1, 1998. He is not permitted as per above, re possession until Mach 1 has caught up the back rent with certified funds and also rent current on the north section of floor 2, his original quarters. Regarding Mach 1; defficient I will start with rent due Nov. 1-1997 at which time no rent payments had been made till March 27-1998 as per the attached tabulation shows. Payments by Leary are due on the 1st of each month and if not paid draw a penalty of 10%. If not paid by the 5th of the month, premises will be locked out by the landlord. Payments must be made directly to Fernal Inc. Should a short check be issued there is an additional 10% penalty.

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Fernal Inc. has a side agreement re the tenancy of the north portion of Floor 2.
Said agreement demands a payment on the 1st and 15th of each consecutive month. Should these payments not be made when due, Mr. Leary permits Fernal
Inc. to lock him out of the premises. Leary is requesting tenants improvements which the landlord is making. Improvements will be paid by Leary within 10 days of statement presented. If not made, said improvements will be removed.

I will no longer put up with the filth of the toilets. Re floor, lavs, stools & trash. You will have them cleaned weekly by so-called professional cleaners. If not done I will do it and bill you, and if you don't pay you will have no pot to piss in and if you go on other floors, I will accuse you of trespassing. Three pages.


/s/  WILLIAM D. LEARY
---------------------------------------
     WORLD ASSOCIATES INC
     AND


 /s/ BILL LEARY
---------------------------------------    -----------------------------------
     Bill Leary                                         Bill Thomas
     PERSONALLY

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                                  SUBLEASE

     THIS LEASE, made in duplicate this 21st day of April, 1998, by and between Mach One Corporation hereinafter called "Landlord" and P.R.O. INC. f/k/a
WORLD ASSOCIATES INC. hereinafter called "Tenant",

                           W I T N E S S E T H:

     That in consideration of the payment of the rent and the keeping and performance of the covenants and agreements by Tenant as hereinafter set forth, Landlord has agreed to Lease and hereby does lease and demise unto Tenant IN BUILDING LOCATED AT 5335 W. 48TH AVE. DENVER, COLO., SOUTH SECTION FLOOR TWO.

     IT IS EXPRESSLY UNDERSTOOD THAT ALL PAYMENTS CALLED FOR AND DEFINED HEREIN SHALL BE MADE TO FERNAL INC.

     TO HAVE AND TO HOLD the same with all the appurtenances unto Tenant from 12:00 o'clock noon on the 1st day of May 1998, for, during and until 12:00 o'clock noon on the 30th day of Sept. 1999, at and for a minimum total rental of FORTY TWO THOUSAND & ONE HUNDRED FIFTY FOUR, ($42,154) Dollars payable in equal monthly installments of (Except as otherwise referenced) 5 months in
1998 $11,895.00 3rd yr 1999 $30,259 ($      ) Dollars on the 1st day of each
and every month during said term, in advance, until all rental due hereunder has been paid. All rental shall be paid without notice at the office of the Landlord or its Agent, in Denver, Colorado, or such other place as the Landlord from time to time in writing may designate.

     1.   EXHIBIT A ATTACHED FORMS A PART OF THIS LEASE.

     2.   THIS IS A NO SMOKING BUILDING AND WILL BE STRICTLY ENFORCED.

     3. INCLUDED IN THE LEASE IS AN ESTIMATE AS TO THE ELECTRICAL USED, LANDLORD IS BEING BILLED SEPARATELY.

     3.A. FIRST MONTHS RENT $2,379.

     3.B. LAST MONTHS RENT $2,521.00

QUIET ENJOYMENT

     4. Landlord agrees to warrant and defend Tenant in the quiet enjoyment and possession of the demised premises during the term of this Lease.

CHARACTER OF OCCUPANCY

     5. Tenant agrees that the demised premises shall be used and occupied only as SALES & ADMINISTRATION in a careful, safe and proper manner, and that it will pay on demand for any damage to the premises caused by the misuse of same by it, or its agents or employees;

          That it will not use or permit the demised premises to be used for any purposes prohibited by the laws of the United States or the State of Colorado, or the ordinances of the City of and County of Denver.

          That it will not use or keep any substance or material in or about the demised premises which may violate or endanger the validity of the insurance on said building or increase the hazard of the risk, or which may prove offensive or annoying to other tenants of the building;

          That it will not permit any nuisance in the demised premises.

INSPECTION AND ALTERATIONS BY LANDLORD

     6. The Landlord shall have the right at any time to enter the demised premises to examine and inspect the same, or to make such repairs, additions, or alterations as it may deem necessary or proper for the safety, improvement or preservation thereof, and shall at all times have the right, at its election to make such alterations or changes to other portions of said building as it may from time to time deem necessary and desirable.

          Tenant shall make no alterations in or additions to the demised premises without first obtaining the written consent of Landlord, and all additions or improvements made by the Tenant (except only movable office furniture) shall be deemed as part of the real estate and permanent structure thereon and shall remain upon and be surrendered with said premises as a part thereof at the end of the said term, by lapse of time, or otherwise.

SUBLETTING

     7. Tenant agrees that it will not sublet the demised premises or any part thereof, nor assign this Lease, or any interest therein, without the written consent of the Landlord first had and obtained.

INSOLVENCY

     8. Any assignment for the benefit of creditors or by operation of law shall not be effective to transfer any rights hereunder to the said assignee without the written consent of Landlord first having been obtained.

          It is further agreed between the parties hereto that if

Tenant shall be declared insolvent or bankrupt, or if any assignment of Tenant's property shall be made for the benefit of creditors or otherwise, or if Tenant's leasehold interest herein shall be levied upon under execution, or seized by virtue of any writ of any court of law, or a Trustee in Bankruptcy or a Receiver be appointed for the property of Tenant, whether under the operation of State or Federal statutes, then and in any such case, Landlord may, at its option, immediately, with or without notice (notice being expressly waived) terminate this lease and immediately retake possession of said premises, using such force as may be necessary, without being guilty of any manner of trespass or forcible entry or detainer, and without the same working any forfeiture of the obligations of Tenant hereunder.

BREACH

     9. The Tenant agrees to observe and perform the conditions and agreements herein set forth to be observed and performed by the Tenant, and further agrees that if default is made by the Tenant in the payment of said rent, or any part thereof, or if the Tenant shall fail to observe or perform any of said conditions or agreements, and such default shall continue for a period of five (5) days, then and in that event, and as often as the same may happen, it shall be lawful for the Landlord, at its election, with or without previous notice, to terminate this Lease and to re-enter and repossess itself of said premises, with or without legal proceedings, using such force as may be necessary, and to remove therefrom any personal property belonging to the Tenant without prejudice to any claim for rent or for the breach of covenants hereof, or without being guilty of any manner of trespass or forcible entry or detainer.

RIGHT OF LANDLORD TO POSSESSION

    10. If the rent above reserved or any part thereof shall be in default, or in case of a breach of any of the covenants or agreements herein on the part of Tenant continued for a period of five (5) days after written notice of such breach has been given by Landlord to Tenant, or if Tenant shall abandon or vacate said premises before the end of the term of this Lease, Landlord may, at its option, and without notice, and using such force as may be necessary enter said premises, remove any signs of Tenant therefrom, and re-let the same or any part thereof as it may see fit for the account of Tenant, without thereby avoiding or terminating this Lease and, for the purpose of such re-letting, Landlord is authorized to make any repairs, changes, alterations or additions in or to said demised premises as may, in the opinion of Landlord, be necessary or desirable for the purpose of such re-letting, and if a sufficient sum shall not be realized from such re-letting (after payment of all the costs and expenses of such repairs, changes or alterations, and the expense of such re-letting and the collection of rent accruing therefrom) each month to equal the monthly rental agreed to be paid under the provisions of this Lease, then Tenant agrees to pay such deficiency each month upon demand therefor.

INJURY TO PERSON OR PROPERTY

    11. All personal property of any kind or description whatsoever in the demised premises shall be at the Tenant's sole risk. The Tenant agrees neither to hold nor attempt to hold Landlord liable for any injury or damage, either proximate or remote, occurring through or caused by any repairs, alterations, injury or accident to the demised premises, to adjacent premises or other parts of the building not herein demised, whether by reason of the negligence or default of the owners or occupants thereof, or any other person, or otherwise, nor liable for any injury or damage occasioned by gas, smoke, rain, snow, defective electric wiring or the breakage or stoppage of plumbing or sewerage upon or in the building or adjacent premises, whether said breakage or stoppage results from freezing or otherwise.

REMOVAL OF TENANT'S PROPERTY

    12. If the Tenant shall fail to remove all effects from said premises upon the abandonment thereof or upon the termination of this Lease for any cause whatsoever, the Landlord, at its option, may remove the same in any manner that it shall choose, and store the said effects without liability to the Tenant for loss thereof, and the Tenant agrees to pay the Landlord on demand any and all expenses incurred in such removal, including Court costs and attorney's fees and storage charges on such effects for any length of time the same shall be in the Landlord's possession; or the Landlord, at its option, without notice, may sell said effects, or any of the same, at private sale and without legal process, for such prices as the Landlord may obtain, and apply the proceeds of such sale upon any amounts due under this Lease from the Tenant to the Landlord and upon the expense incident to the removal and sale of said effects, rendering the surplus, if any, to the Tenant.

INDEMNITY TO LANDLORD

    13. The Tenant agrees to indemnify and save harmless Landlord of and from all liability for damages or claims against Landlord on account of injuries to the person or property of any other tenant in the building or to any person rightfully in said building for any purpose whatsoever where the injuries are caused by the negligence or misconduct of the Tenant, its agents, servants or employees, or any other person entering upon the premises under express or implied invitation of Tenant, or where such injuries are the result of the violation of the laws or ordinances, governmental orders of any kind, or any of the rules and regulations hereinafter provided for by any of such persons.

TENANT'S FURNISHINGS

    14. The Tenant hereby conveys to the Landlord all of the personal property situated on the leased premises as security for the payment of all rentals due or to become due hereunder. Said property shall not be removed therefrom without the consent of the Landlord until all rent due or to become due hereunder shall have first been paid and discharged. It is intended by the parties hereto that this instrument shall have the effect of a mortgage or lien upon such property, and the Landlord, upon default of the Tenant in the payment of rent, may take possession of said property either to its own use or to sell the same for the best price that can be obtained at public or private sale, and out of the money arising therefrom pay the amount due the Landlord, and all costs growing out of the execution of the provisions hereof, paying the surplus, if any, to the Tenant. If said property, or any portion thereof, shall be offered at public auction, the Landlord may become the purchaser thereof.

REPAIRS

    15. Tenant agrees to keep the demised premises in as good order, condition and repair as when they were entered upon, loss by fire (unless caused by the negligence of the Tenant, its agents, employees or invitees) inevitable accident or ordinary wear excepted.

SURRENDER OF POSSESSION

    16. The Tenant agrees to deliver up and surrender to the Landlord possession of said premises at the expiration of termination of this Lease, by lapse of time or otherwise, in as good repair as when the Tenant obtained the same at the commencement of said term, excepting only ordinary wear and decay, or damage by the elements (occurring without the fault of the Tenant or other persons permitted by the Tenant to occupy or enter the demised premises or any part thereof) or by Act of God, or by insurrection, riot, invasion or commotion, or of military or usurped power.

FIRE, RESTORATION OF PREMISES

    17. If the demised premises, or said building shall be so damaged by fire or other casualty as to render said premises wholly untenantable, and if such damage shall be so great that a competent architect, in good standing in the City and County of Denver, selected by the Landlord, shall certify in writing to the Landlord and the Tenant that said premises, with the exercise of reasonable diligence, cannot be made fit for occupancy within one hundred twenty (120) days from the happening thereof, then this Lease shall cease and terminate from the date of the occurrence of such damage; and the Tenant thereupon shall surrender to the Landlord said premises and all interest therein hereunder, and the Landlord may re-enter and take possession of said premises and remove the Tenant therefrom. The Tenant shall pay rent, duly apportioned, up to the time of such termination of this Lease.

    If however, the damage shall be such that such an architect so shall certify that said demised premises can be made tenantable within said one hundred twenty (120) days from the happening of such damage by fire or other casualty, then the Landlord shall repair the damage so done with all reasonable speed and the rent shall be abated only for the period during which the Tenant shall be deprived of the use of said premises by reason of such damage and the repair thereof.

    If said demised premises, without the fault of the Tenant, shall be slightly damaged by fire or other casualty, but not so as to render the same untenantable, the Landlord, after receiving notice in writing of the occurrence of the damage, shall cause the same to be repaired with reasonable promptness, but in such event there shall be no abatement of its rent.

    If the fire or other casualty causing injury to the demised premises or other parts of the building shall have been caused by the negligence or misconduct of the Tenant, its agents, servants or employees, or of any other person entering upon the premises under express or implied invitation of the Tenant, such injury shall be repaired by the Landlord at the expense of the Tenant, despite contrary provision, if any, appearing in this Lease.

    In the case the building throughout be so injured or damaged, whether by fire or otherwise (though said demised premises may not be affected) that the Landlord within sixty (60) days after the happening of such injury, shall decide to reconstruct, rebuild, or raze said building, then upon thirty (30) days notice in writing to that effect given by the Landlord to the Tenant, this Lease shall cease and terminate from the date of the occurrence of said damage, and the Tenant shall pay the rent properly apportioned up to such date, and both parties thereto shall be free and discharged of all further obligations hereunder.

ACCEPTANCE OF PREMISES BY TENANT

    18. The taking possession of said premises by the Tenant shall be conclusive evidence as against the Tenant that said premises were in good and satisfactory condition when possession of the same was taken.

AMENDMENT OR MODIFICATION

    19. The Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties, except such as are expressed herein, and that no amendment or modification of this Lease shall be valid or binding unless expressed in writing and executed by the parties hereto in the same manner as the execution of this Lease.

PAYMENTS AFTER TERMINATION

    20. No payments of money by the Tenant to the Landlord after the termination of this Lease, in any manner, or after the giving of any notice (other than a demand for the payment of money) by the Landlord to the Tenant, shall reinstate, continue or extend the term of this Lease or affect any notice given to the Tenant prior to the payment of such money, it being agreed that after the service of notice or the commencement of a suit or after final judgment granting the Landlord possession of said premises, the Landlord may receive and collect any sums of rent due, or any other sums of money due under the terms of this Lease, and the payment of such sums of money, whether as rent or otherwise, shall not waive said notice, or in any manner affect any pending suit or any judgment theretofore obtained.

HOLDING AFTER TERMINATION

    21. It is mutually agreed that if, after the expiration of this Lease, the Tenant shall remain in possession of said premises, without a written agreement as to such holding, then such holding over shall be deemed and taken to be a holding upon a tenancy from month to month at a monthly rental equivalent to the last monthly payment hereinbefore provided for, payable in advance on the same day of each month as above provided, all other terms and conditions of this Lease remaining the same.

AVAILABILITY OF PREMISES AND ACCEPTANCE

    22. That, if for any reason the said demised premises shall not be ready or available for occupancy on the date specified herein, this Lease shall nevertheless continue in full force and effect and the Tenant shall have no right to rescind, cancel or terminate the same and the Landlord shall not be liable for damages, if any, sustained by the said Tenant on account of failure to obtain possession at the date specified for commencement of the term herein. The Tenant acknowledges that he has examined the demised premises and appurtenances, and the taking possession of said premises by the Tenant shall be conclusive evidence as against the Tenant, that the said premises and appurtenances were in good and satisfactory condition when possession of the same were taken.

EMINENT DOMAIN

    23. In the event the demised premises or any part thereof shall be taken or condemned for public purposes by the proper authority, then and in that event the rental shall be adjusted in a fair and appropriate manner depending upon the portion of the demised premises so taken, otherwise insofar as the remainder of the demised premises are concerned, the said Lease shall remain in full force and effect at the option of the Landlord.

    It is further agreed that in the event of condemnation proceedings, the Tenant shall have no claims against the Landlord other than the adjustment of rent as hereinabove mentioned or be entitled to any portion of any amount that may be awarded as damages or paid as a result of said proceedings, or as the result of of any agreement made with the Landlord.

    It is further agreed that the reducing or increasing the width of or otherwise changing the side walks adjoining the building of which the demised premises are a part or the widening, narrowing, improving or changing of streets or alleys adjacent to or around the building of which the demised premises are a part, or the changing in parking regulations or prohibited parking or anything else that shall in any manner effect vehicular traffic shall in no way effect the within Lease or entitle the Tenant to any reduction, rebate, allowance or any adjustment of rental or otherwise under the within Lease.

SECURITY DEPOSIT

    24. Concurrently with the execution hereof, Tenant has deposited with the Landlord the sum of $_________, as security for the payment of rent reserved herein and the performance of the covenants contained herein. In the event that the Tenant shall fail to make the payment of rental when due or shall fail to perform in accordance with the covenants and conditions herein set forth, said sum shall be retained by the Landlord and applied towards Landlord's damages as a result of Tenant's default. In the event that the Tenant shall make all payments herein required and fully perform in accordance with the terms and covenants herein contained, said sum shall be returned to the Tenant without interest at the end of the term hereof.

RULES AND REGULATIONS

    25. It is further agreed that the following rules and regulations shall be and are hereby made a part of this Lease, and the Tenant agrees that its employees and agents, or any others permitted by the Tenant to occupy or enter said premises, will at all times abide by said rules and regulations and that a default in the performance and observance thereof shall operate the same as any other defaults herein:

    (1) The sidewalks, entries, passages, stairways and elevators shall not be obstructed by the Tenants, or its agents, or used by them for any purpose other than ingress and egress to and from their offices.

    (2) (a) Furniture, equipment or supplies shall be moved in or out of the building only upon the elevator designated by the Landlord (if the building is so equipped), and then only during such hours and in such manner as may be prescribed by the Landlord.

         (b) No safe or article, the weight of which may constitute a hazard or danger to the building or its equipment shall be moved into the premises.

         (c) Safes and other equipment, the weight of which is not excessive, shall be moved into, from or about the building only during such hours and in such manner as shall be prescribed by the Landlord, and the Landlord shall have the right to designate the location of such articles in the space hereby demised.

    (3) Signs, notices, advertisement, or other inscriptions shall not be placed upon the transoms or upon any other part of the building except upon the glass of the doors and windows opening from the halls into the demised premises, and then only by such sign writers, and of such size, form and color, as shall be first specified by the Landlord.

    (4) The light through the transoms and glass partitions opening into the halls and other parts of the building shall not be obstructed in any way by the Tenant.

    (5) Water closets and other water fixtures shall not be used for any purpose other than that for which the same are intended, and any damage resulting to the same from misuse on the part of the Tenant, its agents or employees, shall be paid by the Tenant. No person shall waste water by tying back or wedging the faucets, or in any other manner.

    (6) No animals shall be allowed in the offices, halls, corridors and elevators in the building.

    (7) Bicycles or other vehicles shall not be permitted in the offices, halls, corridors and elevators in the building, nor shall any obstruction of sidewalks or entrances of the building by such be permitted.

    (8) No person shall disturb the occupants of this or adjoining buildings or premises by the use of any radio or musical instrument or by the making of loud or improper noises.

    (9) The Tenant shall not allow anything to be placed on the outside window ledges of the building, nor shall anything be thrown by the Tenant, its agents or employees, out of the windows or doors, or down the courts, elevator shafts, or skylights of the building.

    (10) No additional lock or locks shall be placed by the Tenant on any door in the building unless written consent of the Landlord shall first have been obtained. A reasonable number of keys to the demised premises and to the toilet rooms will be furnished by the Landlord, and neither the Tenant, its agent or employees, shall have any duplicate key made. At the termination of this tenancy, the Tenant shall promptly return to the Landlord all keys to offices, toilet rooms or vaults.

    (11) If the Tenant desires telegraphic, telephonic or other electric connections, Landlord or its agent will direct the electricians as to where and how the wires may be introduced, and without such direction, no boring or cutting of wires will be permitted. Any such installation and connection shall be made at Tenant's expense.

    (12) No awnings shall be placed over the windows except by the consent of the Landlord.

    (13) The Tenant, before closing and leaving the demised premises at any time, shall see that all windows are closed in order to avoid possible damage from fire, storm or freezing.

    (14) The Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business, in the demised premises. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the building.

    (15) Any painting or decoratings as may be agreed to be done by and at the expense of the Landlord shall be done during regular working hours; should the Tenant desire such work done on Sundays, holidays or outside of regular working hours, the Tenant shall pay the extra cost thereof.

    (16) The Tenant shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors the demised premises or of the building, and any defacement, damage or injury caused by the Tenant, its agent or employees, shall be paid for by the Tenant.

    (17) The Landlord shall at all times have the right, by its officers or agents, to enter the demised premises to show the same to persons wishing to lease them, and may at any time within fifteen days next preceding the termination of this tenancy, place upon the doors and windows of the premises the notice "For Rent", which said notice shall not be removed by the Tenant.

    (18) The Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful and desirable for the safety, care and cleanliness of the premises and for the preservation of good order therein.

SUBORDINATION

    26. This Lease is subject and subordinate to all present mortgages or Deeds of Trust effecting the real estate on which the building is located and the building of which the leased premises form a part, and to all renewals or extensions thereof, and to any mortgage or Deed of Trust which may hereafter be executed affecting the same.

AMENDMENT OR MODIFICATION

     27. Tenant acknowledges and agrees that he has not relied upon any statements, representations, agreements or warranties, except such as are expressed herein, and that no amendment or modification of this Lease shall be valid or binding unless expressed in writing and executed by the parties hereto in the same manner as the execution of this Lease.

SEVERABILITY

     28. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

GRAMMATICAL CHANGES AND PARAGRAPH HEADINGS

     29. Whenever the word "Landlord" and "Tenant" are used herein, said wording shall include "Landlords" and "Tenants" and shall apply to persons, both men and women, companies, partnerships and corporations, and in reading this Lease, the necessary grammatical changes required to make the provisions alone mean and apply as aforesaid shall be made in the same manner as though written into this Lease.

          The paragraph headings are inserted herein only as a matter of convenience and for reference, and in no way define, limit or describe the scope or intent of this Lease, nor in any way affect this Lease.

WAIVER

     30. No waiver of any breach of any one or more of the conditions or covenants of this Lease by the Landlord shall be deemed to imply or constitute a waiver or any succeeding or other breach hereunder.

SUCCESSORS AND ASSIGNS

     31. All terms, conditions and covenants to be observed and performed by the parties hereto shall be applicable to and binding upon their respective heirs, administrators, successors, executors and assigns.

METHOD OF GIVING NOTICE

     32. Whenever under this Lease, provision is made for notice of any kind, it shall be deemed a sufficient notice and service thereof if the said notice to the Tenant is in writing and addressed to the last known business address of the Tenant or addressed to the demised premises and deposited in the mail; and the notice to the Landlord shall be deemed sufficient notice and service thereof if the said notice is in writing addressed to the Landlord's last known business address and deposited in the mail.

          Notices may be sent to only one Tenant or Landlord where the Tenant or Landlord consists of more than one person.

          EXHIBIT A [3 SHEETS] ATTACHED



     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.


  /s/  D. W. THOMAS                            /s/ William D. Leary
-----------------------------------          ----------------------------------

  MACH ONE CORP.                             WAI AND/OR PROFORMANCE
-----------------------------------          ----------------------------------
                                             RESEARCH ORGANIZATION INC.
-----------------------------------          ----------------------------------
               Landlord                                   Tenant


                                   GUARANTY

     FOR VALUE RECEIVED, and in consideration of the giving of the within lease, the undersigned guarantees to the Landlord, its successors and assigns, the full performance and observance of all the covenants, conditions and agreements therein provided to be performed and observed by the Tenant, without requiring any notice of nonpayment, nonperformance or nonobservance, or proof of notice or demand whereby to charge the undersigned therefor, nor shall failure of the Landlord to enforce its right against the Tenant or concessions made by the Landlord to the Tenant affect the liability hereunder.

Dated Denver, Colorado, ____________________________, 19___.

                                             --------------------------------
                                                          Guarantor

                                    EXHIBIT A

                     FERNAL INC AND BILL THOMAS DBA MACH ONE
                 RE OFFICE FLOOR 2 - BLDG AT 5335 W 48 AVE, DENVER

1.  This is a no smoking building. A MUST

2. Refrigerated air as required. Monday through Friday 8 AM to 5 PM. Additional time must be paid by tenant requesting; at the rate of $23.00 per hour.

3. Under the terms of a verbal agreement, Martischang agreed to give 2 months full rent for the tenant carpeting of their offices. Workmanship must be satisfactory. If not an adjustment must be made.

5. Parking on the premises is under the control of the landlord. Covered parking is $30.00 per month, per car, not space.

6. There must be plastic carpet protectors on any chairs with rollers, except special occasions. See Al for specifications of the type of plastic.

7. Tenant shall have first right of refusal for the next 3 years should landlord put the premises up for sale.

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The rent for the premises is approximately 25 to 30% below market. For two reasons. You are nice people and it is assumed there will be reciprocal favors to Martischang.

Rent is due on the first of each month. Late charges go into effect; of 10% on the fourth day. At the end of the anniversary of year one rent will increase by 6% to take care of CPI. Then after the second anniversary rent will increase by 6% on the 24th months rent at that time.

MACH ONE pays their own electrical. One meter takes care of the entire floor. Martischang will pay electrical as billed from PS Co. At this time, an amount of $135.00 per month must be paid monthly to take care of the above.

Two fire extinguishers must be in the office. See Martischang for the type required by Denver Fire dept.

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An estimate of trash removal, at $25.00 per month which has to be paid with the rent monthly.

Premises is leased as is. Tenant must do all janitorial and maintenance as required. Mach One share of janitorial re the rest rooms. They must be cleaned. The other tenants on the floor will furnish paper products, as is agreeable at this time.

Tenant must furnish personal injury and property damage liability insurance and Legal Liability, naming the land lord as additional insured.

Tenant will furnish a list of the employees that have keys to the premises.

/s/ Al Martischang                     /s/ D. William Thomas
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